UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

HPEV, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53443	75-3076597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

27420 Breakers Drive Wesley Chapel, Florida	33544
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 929-1877

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Resignation of De Joya

As noted in the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2013, as subsequently amended on May 2, 2013, HPEV, Inc. (the "Registrant") was informed by De Joya Griffith, LLC ("De Joya") that it will not stand for re-appointment as the Registrant's independent registered public accounting firm for the fiscal year ended December 31, 2013. De Joya indicated that it would continue to serve as the Registrant's public accounting firm until the completion of the De Joya audit of the December 31, 2012 restatement.

On May 21, 2013, the De Joya audit of the December 31, 2012 restatement was completed with the filing of Form 10-K/A. Therefore, as of May 21, 2013, De Joya Griffith, LLC is no longer the Registrant’s independent accounting firm.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

16.1	Letter of De Joya Griffith, LLC., dated May 23, 2013 to the Securities and Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPEV, Inc.
(Registrant)

Date: May 23, 2013	By:	/s/ Tim Hassett
Tim Hassett, President

3